Exhibit 99.2
AirSculpt Technologies, Inc. Announces Special Dividend
MIAMI BEACH, Fla., August 12, 2022 (GLOBE NEWSWIRE) – The Board of Directors of AirSculpt Technologies, Inc. (NASDAQ:AIRS)(“AirSculpt” or the “Company”) today announced a $0.41 per share special cash dividend. The dividend will be paid on September 14, 2022, to shareholders of record at the close of business on August 26, 2022.

“We are pleased to announce this return of capital to shareholders,” said Adam Feinstein, Chairman of the Board of Directors. “Our Board’s approval of the special dividend reflects our confidence in the Company’s long-term growth potential and strong balance sheet, allowing us to pay a dividend to shareholders from excess cash from operations, while maintaining financial and operational flexibility to continue to grow our business over the long term.”

About AirSculpt Technologies

AirSculpt Technologies is an experienced, fast-growing national provider of body contouring procedures delivering a premium consumer experience under its brand, Elite Body Sculpture. At Elite Body Sculpture, we provide custom body contouring using our proprietary AirSculpt® method that removes unwanted fat in a minimally invasive procedure, producing dramatic results. It is our mission to generate the best results for our patients.

Forward-Looking Statements

This press release contains forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including those factors discussed in the section titled “Risk Factors” in our Registration Statement (Registration No. 333-260067) on Form S-1 and in periodic reports on Form 10-K and Form 10-Q.

Our future results could be affected by a variety of other factors, including, but not limited to, failure to open and operate new centers in a timely and cost-effective manner; shortages or quality control issues with third-party manufacturers or suppliers; competition for surgeons; litigation or medical malpractice claims; inability to protect the confidentiality of our proprietary information; changes in the laws governing the corporate practice of medicine or fee-splitting; changes in the regulatory, economic and other conditions of the states and jurisdictions where our facilities are located; and business disruption or other losses from war, pandemic, terrorist acts or political unrest.

The risk factors discussed in “Risk Factors” in our Registration Statement (Registration No. 333-260067) on Form S-1 and in our periodic reports on Form 10-K and Form 10-Q could cause our results to differ materially from those expressed in the forward-looking statements made in this Press Release.

There also may be other risks that are currently unknown to us or that we are unable to predict at this time.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Forward-looking statements speak only as of the date they were made, and we are under no duty to update any of these forward-looking statements after the date of this press release to conform our prior statements to actual results or revised expectations.

Investor Contact:
Dennis Dean, Chief Financial Officer

investors@elitebodysculpture.com